                      SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C. 20549
                             ____________________

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):

                               December 1, 1998

                             ____________________

                              SMART & FINAL INC.

              (Exact name of registrant specified in its charter)

Delaware                         Commission File Number 001-10811     95-4079584
(State or other jurisdiction of                                       (IRS Employer
incorporation or organization)                                        Identification No.)

600 The Citadel Drive
City of Commerce, California                                         90040
(Address of principal executive offices)                           (zip code)

Registrant's telephone number, including area code:  (323) 869-7500

Item 5.   Other Events.

        On December 1, 1998 Smart & Final Inc. ("the Company") published a press release announcing the retirement in January, 1999 of its Chairman and Chief Executive Officer, Robert J. Emmons, and the appointment of Ross E. Roeder as its new Chairman and Chief Executive Officer. A press release relating to such matters is attached as an exhibit to this report and is incorporated herein by reference.

                                  SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, State of California, on December 2, 1998.

                                              Smart & Final Inc.

                                         By:    /s/ Martin A. Lynch
                                              -----------------------
                                              Martin A. Lynch
                                              Executive Vice President,
                                              Chief Financial Officer and
                                              Principal Accounting Officer

EXHIBIT INDEX

Exhibit                                                                         Sequentially
Number          Description of Exhibit                                          Numbered Pages
------          ----------------------                                          --------------
100             Press release relating to retirement of Robert J. Emmons.